FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21532

The Penn Street Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

2240 RIDGEWOOD ROAD, SUITE 101 WYOMISSING, PA  19610

 (Address of Principal Executive Offices)                  (Zip Code)

The Penn Street Fund, Inc.

Mr. David D. Jones, Esquire

395 Sawdust Road, #2148  The Woodlands,  TX  77381

(Name and Address of Agent for Service)

With copy to:

Donald S. Mendelsohn

Thompson Hine LLP,

312 Walnut Street, Suite 1400

Cincinnati, Ohio 45202

Registrant’s Telephone Number, including Area Code:   866-207-5175

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Lighting the way to your investment future

Annual Report

October 31, 2008

December 23, 2008

Fellow Shareholders,

The last day of Penn Street Fund Inc.’s current reporting period, October 31, 2008, came during one of the most turbulent market cycles in our market history.  The Fund recorded a total return of -38.40% (includes load) for the 12 months ending the fiscal year.

These results were slightly below the returns of the Fund’s benchmark, the S & P 500, which fell -37.43% for the same period.

Global Events

We are currently in the midst of a global bear market which for the U.S. started approximately one year ago.  The current market crisis began with the U.S. housing market.  Aggressive loans sold to individuals with poor credit as well as overextended homebuyers led to the credit collapse.  The effect of these troubled mortgage securities effected every financial institution around the world and helped lead to the collapse of Lehman Brothers, as well as the near collapse of AIG.

The weakening of balance sheets by institutions globally led to a major global credit crunch as well as a significant draw down in the global stock markets.

The Fund’s Response

Leading up to this credit crisis meltdown in the fall of 2007, the Fund began shedding its exposure to names like Morgan Stanley, Merrill Lynch, Lehman Brothers and Goldman Sachs due to the negative earnings revisions these companies began to post.  We fortunately were able to avoid numerous names that added to the banking weakness.  We were diligent to reduce our exposure to the financial sector from the previous levels and focused more on the Property Casualty names until their earnings also turned negative.  Our holdings in the energy sector, names like Exxon Mobil (XOM), Chevron (CVX), and ConocoPhillips (COP) were helping our performance until that sector fell due to the global slowdown and demand for energy.  All in all, over the last several months we have seen significant selling in the U.S. markets due to the global financial crisis.

The Long Term Perspective

As of the Fund's fiscal year end, the major industrialized nations have been working to stabilize the global financial markets by reducing lending interest rates, injecting capital into their financial systems and increasing liquidity into commercial credit markets.  We believe that the federal stimulus will deliver positive results over time.

Due to the extreme sell off, we are currently seeing many sectors of the market which are trading at market PE multiples not seen for nearly 80 years, some with yields in excess of 5 to 6%.  Interest rates continue to fall along with the price of gasoline.  In our opinion, all of these declines, along with the massive federal stimulus agenda will create a foundation from which the market can rebound in time.

While we understand that keeping a long term perspective can be a daunting task in today’s market, we believe that largely capitalized Blue Chip stocks with good balance sheets historically have participated significantly in market recoveries.  It is a time to stay focused on the long term perspective and not the day by day negative commentary which prevalently abounds.  The stocks that the Fund owns currently – names like Eli Lilly (LLY), McDonalds (MCD), Archer Daniels (ADM) and ConocoPhillips (COP) – are just a few of the up to 60 companies that we believe will survive the current crisis and have the ability to prosper when the economic market eventually recovers.

It is because of this historical belief that we remain disciplined in deploying our quantitative institutional style money management in an effort to identity those select companies which may provide the best opportunity to perform well in the long term.

Over time, the benefit of owning good quality franchises for the long term has historically outweighed short term negative economic downturns.  We will continue to work diligently to provide an unemotional, quantitative, decisive process relating to every one of our equity selections.

Currently, it is our opinion that there is significant opportunity in identifying companies trading at levels well below their true value.

We appreciate your continued trust, confidence, and patience as we navigate through these economic challenges.

Sincerely,

Jay R. Kemmerer

President, The Penn Street Fund, Inc.

Portfolio Manager, Berkshire Advisors Select Equity Potrtfolio

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

PERFORMANCE ILLUSTRATION (UNAUDITED)

OCTOBER 31, 2008

Comparison of change in value of a $10,000 investment in

Berkshire Advisors Select Equity Portfolio

and Standard & Poor’s 500 Index

	One Year	Average Annual Return Five Year	Average Annual Return Since Inception	Value of a $10,000 Investment
Berkshire Advisors Select Equity Portfolio	(38.40)%	(0.40)%	0.53%	$9,732
S&P 500 *	(37.43)%	(1.61)%	1.72%	$10,997

(a)   The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed,

        may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on redemption of Fund shares. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.

*     The S&P 500 Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the

       United States.

The graph assumes an initial $10,000 investment ($9,450 after maximum sales load of 5.50%) at April 2, 2003 (Date of Initial Public Offering).  All dividends and distributions are reinvested.  This graph depicts the performance of the Berkshire Advisors Select Equity Portfolio versus the S&P 500 Total Return Index.  It is important to not that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

PORTFOLIO ILLUSTRATION (UNAUDITED)

OCTOBER 31, 2008

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

THE PENN STREET FUND, INC.
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
Schedule of Investments
October 31, 2008

Shares		Value

COMMON STOCK - 91.87%

Accident & Health Insurance - 2.76%
700	Aflac, Inc.	$ 30,996
3,200	Unum Group	50,400
		81,396

Agricultural Chemicals - 3.02%
1,000	Agrium, Inc.	37,980
800	CF Industries Holdings, Inc.	51,352
		89,332

Aircraft Engines & Engine Parts - 2.05%
1,100	United Technologies Corp.	60,456

Bituminous Coal & Lignite Mining - 0.70%
600	Peabody Energy Corp.	20,706

Computer & Office Equipment - 6.25%
2,400	Hewlett-Packard Co.	91,872
1,000	International Business Machines Corp.	92,970
		184,842

Construction Machinery & Equipment - 1.80%
3,000	CNH Global NV	53,160

Crude Petroleum & Natural Gas - 5.47%
700	Appache Corp.	57,631
600	Devon Energy Corp.	48,516
1,000	Occidental Petroleum Corp.	55,540
		161,687

Drilling Oil & Gas Wells - 3.40%
1,400	Ensco International, Inc.	53,214
575	Transocean, Inc. *	47,339
		100,553

Electric & Other Services Combined - 1.90%
700	Public Service Enterprise Group, Inc.	19,705
2,100	Xcel Energy, Inc.	36,582
		56,287

Electric Lighting & Wiring Equipment - 2.72%
2,600	Cooper Industries, Ltd. Class A	80,470

Electric Services - 2.89%
2,100	American Electric Power Co., Inc.	68,523
700	Constellation Energy Group, Inc.	16,947
		85,470

Engines & Turbines - 2.21%
2,500	Cummins, Inc.	65,375

Fats & Oils - 2.10%
3,000	Archer Daniels Midland Co.	62,190

Fire, Marine & Casualty Insurance - 4.45%
1,300	Ace Ltd.	74,568
2,000	Axis Capital Holding Ltd.	56,960
		131,528

General Industrial Machinery & Equipment - 1.25%
2,000	Ingersoll-Rand Co. Ltd. Class A	36,900

Life Insurance - 2.26%
1,600	Torchmark Corp.	66,832

Miscellaneous Fabricated Metal Products - 1.80%
1,375	Parker Hannifin Corp.	53,309

Natural Gas Transmission - 1.78%
2,500	Williams Cos, Inc.	52,425

Paper Mills - 2.10%
3,600	International Paper Co.	62,136

Petroleum Refining - 13.69%
1,500	BP Plc	74,550
900	Chevron Corporation	67,140
1,000	ConocoPhillips	52,010
900	Exxon Mobil Corp.	66,708
800	Hess Corp.	48,168
1,000	Imperial Oil Ltd.	35,440
1,200	Murphy Oil Corp.	60,768
		404,784

Pharmaceutical Preparations - 5.27%
2,200	Eli Lilly & Co.	74,404
3,500	Forest Labratories, Inc. *	81,305
		155,709

Railroads, Line-Haul Operating - 5.94%
1,100	CSX Corp.	50,292
1,200	Norfolk Southern Corp.	71,928
800	Union Pacific Corp.	53,416
		175,636

Retail-Eating Places - 2.35%
1,200	McDonalds Corp.	69,516

Retail - Family Clothing Stores - 1.31%
3,000	The Gap, Inc.	38,820

Retail - Jewelry Stores - 2.42%
2,600	Tiffany & Co.	71,370

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 3.41%
1,000	Arcelor Mittal	26,250
1,200	Nucor Corp.	48,612
700	United States Steel Corp.	25,816
		100,678

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 3.24%
2,600	McKesson Corp.	95,654

Wholesale-Durable Goods - 2.13%
800	W.W. Grainger, Inc.	62,856

Wholesale-Motor Vehicle Supplies & New Parts - 1.20%
900	Genuine Parts Co.	35,415

TOTAL FOR COMMON STOCK (Cost $3,539,888) - 91.87%		$ 2,715,492

EXCHANGE TRADED FUNDS - 5.11%
3,300	Health Care Select Sector SPDR	87,780
3,800	Technology Select Sector SPDR	63,270

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $182,704) - 5.11%		$ 151,050

SHORT TERM INVESTMENTS - 4.08%
120,579	Fidelity Institutional Money Market - Class I 2.68%** (Cost $120,579)	$ 120,579

TOTAL INVESTMENTS (Cost $3,843,171) - 101.06%		$ 2,987,121

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.06)%		(31,297)

NET ASSETS - 100.00%		$ 2,955,824

* Non-income producing security during the period.
** Variable rate security; the rate shown represents the yield at October 31, 2008.

	The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
Statement of Assets and Liabilities
October 31, 2008

Assets:
Investments, at Value (Cost $3,843,171)	$ 2,987,121
Cash	21,759
Receivables:
Dividends and Interest	1,575
Shareholder Subscriptions	5,100
Total Assets	3,015,555
Liabilities:
Payable for Securities Purchased	41,565
Accrued Advisory Fees (Note 3)	4,094
Accrued Compliance Fees	699
Accrued Transfer Agent Fees	2,472
Other Accrued Expenses	10,901
Total Liabilities	59,731
Net Assets	$ 2,955,824

Net Assets Consist of:
Paid In Capital (Note 6)	$ 4,409,762
Accumulated Realized Loss on Investments	(597,888)
Unrealized Depreciation in Value of Investments	(856,050)
Net Assets, for 364,142 Shares Outstanding, 1,000,000,000 shares authorized
with a $0.01 par value per share	$ 2,955,824

Net Asset Value and Redemption Price Per Share	$ 8.12

Maximum Offering Price Per Share ($8.12/94.5%)	$ 8.59

The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
Statement of Operations
For the year ended October 31, 2008

Investment Income:
Dividends	$ 76,955
Interest	2,840
Total Investment Income	79,795

Expenses:
Advisory Fees (Note 3)	40,928
Transfer Agent Fees	15,096
Miscellaneous Expenses	6,908
Audit Fees	12,034
12b-1 fees	10,270
Legal Fees	4,525
Custody Fees	5,891
Insurance Expense	1,685
Printing and Mailing Expense	1,104
Registration Fees	5,513
Total Expenses	103,954
Fees Waived and Reimbursed by the Advisor (Note 3)	(21,794)
Net Expenses	82,160

Net Investment Loss	(2,365)

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(591,880)
Net Change in Unrealized Depreciation on Investments	(1,375,018)
Net Realized and Unrealized Loss on Investments	(1,966,898)

Net Decrease in Net Assets from Operations	$ 1,969,263

The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	10/31/2008	10/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (2,365)	$ (6,610)
Net Realized Gain (Loss) on Investments	(591,880)	350,424
Unrealized Appreciation (Depreciation) on Investments	(1,375,018)	199,117
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,969,263)	542,931

Distributions to Shareholders:
Net Investment Income	-	(72)
Realized Gains	(341,207)	(80,125)
Net Decrease in Net Assets from Distributions	(341,207)	(80,197)

Capital Share Transactions:
Proceeds from Sale of Shares - Class A	899,028	1,778,138
Proceeds from Sale of Shares - Class C	-	-
Shares Issued on Reinvestment of Dividends - Class A	340,730	80,197
Shares Issued on Reinvestment of Dividends - Class C	-	-
Cost of Shares Redeemed - Class A	(378,942)	(332,166)
Cost of Shares Redeemed - Class C	-	(1,331)
Net Increase from Capital Share Transactions	860,816	1,524,838

Net Assets:
Net Increase (Decrease) in Net Assets	(1,449,654)	1,987,572
Beginning of Year	4,405,478	2,417,906
End of Year (Including undistributed net investment income of $0
and $0, respectively)	$ 2,955,824	$ 4,405,478

Share Transactions:
Shares Sold - Class A	72,755	129,422
Shares Sold - Class C	-	-
Shares Issued on Reinvestment of Dividends - Class A	25,638	6,034
Shares Issued on Reinvestment of Dividends - Class C	-	-
Shares Redeemed - Class A	(31,201)	(23,278)
Shares Redeemed - Class C	-	(101)
Net Increase in Shares	67,192	112,077
Outstanding at Beginning of Year	296,950	184,873
Outstanding at End of Year	364,142	296,950

The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
Financial Highlights
Selected data for a share outstanding throughout each year.

	For the Years Ended
Class A Shares	10/31/2008	10/31/2007	10/31/2006	10/31/2005	10/31/2004

Net Asset Value, at Beginning of Year	$ 14.84	$ 13.08	$ 11.37	$ 11.04	$ 10.53

Income From Investment Operations:
Net Investment Income (Loss) *	(0.01)	(0.03)	0.03	0.04	0.06
Net Gain on Securities (Realized and Unrealized)	(5.58)	2.14	2.25	1.39	0.52
Total from Investment Operations	(5.59)	2.11	2.28	1.43	0.58

Distributions (Net Investment Income)	0.00	0.00	(0.03)	(0.09)	(0.01)
Distributions (Realized Gains)	(1.13)	(0.35)	(0.54)	(1.01)	(0.06)
Total Distributions	(1.13)	(0.35)	(0.57)	(1.10)	(0.07)

Net Asset Value, at End of Year	$ 8.12	$ 14.84	$ 13.08	$ 11.37	$ 11.04

Total Return **	(40.63)%	16.48%	20.70%	13.41%	5.49%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,956	$ 4,405	$ 2,417	$ 1,547	$ 999
Before Waivers
Ratio of Expenses to Average Net Assets	2.54%	3.54%	2.97%	3.64%	2.98%
Ratio of Net Investment Loss to Average Net Assets	(0.59)%	(1.72)%	(0.78)%	(1.28)%	(0.42)%
After Waivers
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06)%	(0.18)%	0.19%	0.36%	0.56%
Portfolio Turnover	138%	95%	114%	247%	107%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

Note 1. Organization

The Penn Street Fund, Inc. (the “Company”) is an open-end, management investment company that was organized as a corporation in the State of Maryland on July 6, 1995. The Company is currently authorized to issue one billion (1,000,000,000) shares of common stock, par value $0.01, and may issue such shares in multiple series and classes. The Company currently issues shares in one series, the Berkshire Advisors Select Equity Portfolio (the “Fund”). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is classified as a "non-diversified" mutual fund under the Investment Company Act of 1940 (“1940 Act”).

The Fund seeks to maximize total investment return by investing in a focused portfolio of predominately large capitalization stocks (greater than $6 billion).

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in accordance with accounting principles generally accepted in the United States of America.

Security Valuation- The Fund’s investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time, on the day of valuation. Securities included in the NASDAQ National Market System are valued at the NASDAQ official closing price. Other securities traded in the over-the-counter market, and listed securities for which no sale was reported on that date, are valued at the most recent bid price. Securities for which no quotations are readily available or for which the Fund's investment advisor believes the valuation does not reflect market value are valued at fair value as determined in good faith by the Fund's investment advisor under the supervision of the Board of Directors. Short-term investments are valued at amortized cost, which approximates fair market value. The Fund may value their held securities by using an independent pricing service.

Federal Income Taxes- No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from substantially all federal income taxes.

On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Management has concluded that as of October 31, 2008, there were no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

As of and during the period ended October 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities before 2005.

Investment Transactions- Investment transactions are recorded based on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Discounts and premiums on debt securities, if any, are amortized/accreted to income over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

Distributions to Shareholders- The Fund generally declares dividends annually, on a date selected by the Fund's Board of Directors. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending October 31.

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications- Under the Fund's organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provided general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3. Investment Management Agreement

Berkshire Advisors, Inc., 2240 Ridgewood Road, Wyomissing, Pennsylvania 19610, serves as investment advisor to the Fund. For its services to the Fund, the Advisor receives an annual fee of 1.00%, calculated daily and paid monthly, based on the average daily net assets of the Fund. For the year ended October 31, 2008, the Advisor earned a fee of $40,928 from the Fund for Advisory services.

The Advisor has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 2.00%. However, in the event the Advisor does undertake such waivers and/or reimbursements, the Advisor may recover such waived fees and/or reimbursed expenses, at the Advisors discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made. This commitment to waive fees is voluntary and can be terminated at any time. For the year ended October 31, 2008 the Advisor waived and reimbursed $21,794 of its Advisory fees. The Fund has agreed that any operating  expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the period ending October 31, 2008 if the total  expenses  for the Fund for each such year or years,  after  giving effect to the repayment,  do not exceed 2.00% of the average daily net assets  (or any  lower  expense  limitation  or limitations  to which the Advisor may agree).  At October 31, 2008, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Amount
October 31, 2007	October 31, 2010	$26,737
October 31, 2008	October 31, 2011	$21,794

Note 4. Related Party Transactions

Jay R. Kemmerer is the control person of the Advisor and also serves as a director and officer of the Company.  Mr. Kemmerer receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund. Certain officers and directors of the Fund are also officers and/or directors of the Advisor. David Jones of Drake Compliance is a director of the Fund and acts as the compliance officer as well as legal counsel for the Fund. Greg Getts of Mutual Shareholder Services acts as the assistant Secretary for the Fund and is also President of the Transfer Agent. As of October 31, 2008, the Fund owed $699 for Compliance Fees and $0 for Legal Fees. As legal counsel for the Fund, David Jones was paid $4,525 for the fiscal year ended October 31, 2008.

Note 5. Distribution Plan

The Fund's Board of Directors has adopted distribution and shareholder servicing plans (the "Distribution Plans"), pursuant to Rule 12b-1 under the 1940 Act.  The Distribution Plans provide for fees to be deducted from the average net assets of the Fund in order to compensate Unified Financial Services, Inc. (“UFSI”), the distributor, and other eligible entities for expenses relating to the promotion and sale of Fund shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

Under the Class A Plan, the Class A shares compensate UFSI and other eligible entities for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to Class A shares. During the year ended October 31, 2008, distribution fees of $10,270 were paid by the Fund for Class A shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature and payments to dealers and shareholder servicing agents.

Note 6. Capital Stock

The Fund is authorized to issue one billion of shares with $0.01 par value of separate series.  Paid in capital at October 31, 2008 was $4,409,762 representing 364,142 shares outstanding.

Note 7. Investment Transactions

For the year ended October 31, 2008, purchases and sales of investment securities other than U.S. Government obligations, aggregated $6,102,942 and $5,569,056, respectively.  There were no purchases and sales of U.S. Government obligations.

Note 8. Tax Matters

For Federal income tax purposes, the cost of investments owned at October 31, 2008 was $3,858,167.

At October 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Depreciation
$94,597	($965,643)	($871,046)

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed ordinary income	$ -
Capital loss carry forward	(582,892)
Unrealized depreciation on investments	(871,046)
($1,453,938)

For federal income tax purposes the Fund paid a long term capital gain distribution of $0.5306 per share for $180,934 and an ordinary income distribution of $0.5990 for $160,273 for a total distribution of $341,207 for the year ended October 31, 2008.

For the year ended October 31, 2007 income distributions in the amount of $80,197 were paid.

The Fund has a capital loss carryforward available to offset future gains of $582,892, which expires October 31, 2016.

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the  allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

Note 9.  Reclassification of Capital Accounts

In accordance with accounting pronouncements, the Fund has recorded a reclassification in the capital accounts.  The reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of October 31, 2008, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

Undistributed net investment income:	$ 2,365
Paid in capital:	$(2,365)

Note 10. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of October 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Penn Street Fund, Inc.                                                                                                                                                        and the Shareholders of Berkshire Advisors Select Equity Portfolio

We have audited the accompanying statement of assets and liabilities of the Berkshire Advisors Select Equity Portfolio, a series of shares of The Penn Street Fund, Inc., including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Berkshire Advisors Select Equity Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

December 22, 2008

THE PENN STREET FUND, INC.
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
Expense Illustration
October 31, 2008 (Unaudited)

Expense Example

As a shareholder of the Berkshire Advisors Select Equity Fund, you incur two types of costs: 1) transaction costs, which may include sales charges (loads) on purchase payments and 2) ongoing costs which typically consist of  management fees, 12b-1 fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2008 through October 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	May 1, 2008	October 31, 2008	May 1, 2008 to October 31, 2008

Actual	$1,000.00	$636.58	$8.25
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.12	$10.16

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

DIRECTORS AND OFFICERS

OCTOBER 31, 2008 (UNAUDITED)

DIRECTORS AND OFFICERS

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Company.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Mr. Jay R. Kemmerer 2240 Ridgewood Road, Wyomissing, PA 19610 49	Director, President, Treasurer; Indefinite. Since January, 2007.

President, Berkshire Advisors, Inc. Registered Investment Advisor - 2002 – present. President, Kemmerer & Co. Financial Planning - 1992 – Present. President, Jay R. Kemmerer d/b/a Berkshire Mortgage Company-Mortgage Broker Business 1998 - present

Mr. David Jones 719 Sawdust Road, Suite 113, The Woodlands, TX 77380 50	Director, Secretary, Chief Compliance Officer; Indefinite. Since February, 2007.

President, David D. Jones, Esq. & Assoc., P.C., a law firm - 1998 – present. Managing Member, Drake Compliance, LLC, a compliance consulting firm- 2004 – present. BA in Economics, The University of Texas at Austin- 1983 JD (cum laude), Saint Mary's University School of Law- 1994

The following table provides information regarding each Director who is not  an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, and Age	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Mr. Michael Ricca 11 Chillemi Ct Berlin, NJ 46	Independent Director; Indefinite. Mr. Ricca was voted as an Independent Director of the Company at the September, 2007 board meeting

President, Cornerstone Property Group LLC-- September 2002 - Present. Self-Employed CPA -- Nov. 1993-2002.  Assistant Manager, Tax Examinations, Smithkline Beecham Corp. --July 1990-Nov. 1993.  Senior Tax Associate, Coopers and Lybrand --July 1986-1990.  MS in Taxation, Temple University--June 1991. BS in Business Administration, Drexel University--June 1985

Mr. Nelson H. Long 322 Oak Hill Lane, Wyomissing, PA 19610 68	Independent Director; Indefinite. Mr. Long has served as an Independent Director since February, 2007.	Treasurer, County of Berks, PA - 2000 – present. BA, History & Political Science, Rutgers University- 1962. MBA, Accounting, Rutgers University- 1965
Mr. Scott L. Rehr 137 Fox Hill Drive, Wernersville, PA 19565 44	Independent Director; Indefinite. Mr. Rehr has served as an Independent Director since February, 2007.

Executive Director, Berks Connections, Pretrial Services- 2002 - Present - Non-profit social service agency assisting individuals involved in criminal justice system; Sr. Vice President & Managing Director, Emerald Advisers, Inc.- 1991 – 2002. President, Emerald Mutual Funds- 1992 – 2002. BA in Economics, Dickinson College -1985

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

ADDITIONAL INFORMATION

OCTOBER 31, 2008 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the directors and is available, without charge, upon request.  You may call toll-free (800) 839-6587 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at (800) 839-6587 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 839-6587.

Board of Directors and Officers

Jay R. Kemmerer

David Jones

Michael Ricca

Nelson H. Long

Scott L. Rehr

Investment Adviser

Berkshire Advisors, Inc.

2240 Ridgewood Road, Suite 101

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

            8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

Huntington National Bank

7 Easton Oval – EA4E95

Columbus, OH 43219

Independent Auditors

Briggs, Bunting & Dougherty, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Legal Counsel

David Jones & Associates

395 Sawdust Rd. #2148

The Woodlands, TX 77381

This report is provided for the general information of the shareholders of The Penn Street Fund, Inc. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.  You may obtain a current copy of the Fund’s prospectus by calling 1-800-839-6587.  Distributed by Unified Financial Services, Inc., Indianapolis

Item 2.

Code of Ethics.

Code of Ethics -The Registrant's Code of Ethics is attached hereto as an exhibit.  As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions. No waivers from a provision of the Code were granted during the period covered by this report.

Item 3.

Audit Committee Financial Expert.

The Registrant's Board of Directors currently has determined that Independent Director Michael Ricca has the requisite, knowledge and experience to serve as an audit committee financial expert and has  designated Mr. Ricca as an audit committee financial expert.

Item 4.

Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed to the Penn Street Fund, Inc. for the last two fiscal years by the principal accountant were $11,000 in 2008 and $10,500 in 2007.

(b) Audit-Related Fees. The aggregate audit related fees billed, other than those noted under "Audit Fees" Disclosure, billed to the Penn Street Fund for the last two fiscal years by the principal accountant were $11,000 in 2008 and $10,500 in 2007 related Form N-17f-2.

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance were $1,500 in 2008 and $1,500 in 2007, respectively.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant's principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $ 0 and $ 0, respectively.

(e)(1)

The audit committee does not have pre-approved policies and procedures. Instead, the audit committee or sub-audit committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the registrant.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was [zero percent (0%)].

(g)

All non-audit fees billed by the registrant's accountant for services rendered to the Fund for the last two fiscal years are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's accountant for the registrant's adviser.

(h)

Not applicable.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Schedule of Investments.

Included in Annual Report to Shareholders filed under Item 1 of this form.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)), as of a date within 90 days of the filing date of the report, the registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There has been no change in registrant's internal control that occurred during the reporting period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.

Exhibits.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Penn Street Funds, Inc.

By (Signature and Title)*           /s/ Jay R. Kemmerer

                                    --------------------------------------------

                                    Jay R. Kemmerer, President and Treasurer

Date: January 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Jay R. Kemmerer

By (Signature and Title)*

Jay R. Kemmerer, President and Treasurer

Date: January 9, 2009